UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 23, 2015
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2015-P2

(Exact name of issuing entity)

Macquarie US Trading LLC

Ladder Capital Finance LLC

Citigroup Global Realty Corp.

Wells Fargo Bank, National Association

Société Générale

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-1	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 23, 2015, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2015-P2, Commercial Mortgage Pass-Through Certificates, Series 2015-P2.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Harbor Pointe Apartments” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of December 1, 2015, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Deutsche Bank Trust Company Americas, as trustee (the “2015-GC35 PSA”), and the Harbor Pointe Apartments Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.4.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Anchorage Marriott Downtown” will be serviced and administered pursuant to the 2015-GC35 PSA and the Anchorage Marriott Downtown Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.5.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Harvey Building Products Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of November 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as trustee (the “2015-LC23 PSA”), and the Harvey Building Products Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.6.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “JW Marriott Santa Monica Le Merigot” will be serviced and administered pursuant to the 2015-GC35 PSA and the JW Marriott Santa Monica Le Merigot Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.7.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Empire Mall” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement and the Empire Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.8.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Heritage Industrial Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Heritage Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.9.

The Class A-1, Class A-2A, Class A-2B, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $860,460,000, were sold to Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“CGMI”), SG Americas Securities, LLC (“SGAS”) and Deutsche Bank Securities Inc. (“DBSI” and, together with WFS, CGMI and SGAS, the “Underwriters”), pursuant to the underwriting agreement, dated as of December 8, 2015 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and WFB.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On December 23, 2015, the Registrant also sold the Class X-D, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $141,561,025, to WFS, CGMI, SGAS, DBSI, and Goldman, Sachs & Co. (collectively, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of December 8, 2015, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2015-P2 (the “Issuing Entity”), a common law trust fund formed on December 23, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 71 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Macquarie US Trading LLC d/b/a Principal Commercial Capital (“PCC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of December 8, 2015, between the Registrant and PCC, (ii) Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of December 8, 2015, among the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP; (iii) Citigroup Global Markets Realty Corp. (“CGMRC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of December 8, 2015, between the Registrant and CGMRC; (iv) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of December 8, 2015, between the Registrant and WFB; and (v) Société Générale (“SG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of December 8, 2015, between the Registrant and SG. Additionally, Principal Global Investors, LLC will act as primary servicer with respect to ten (10) Mortgage Loans sold to the Registrant, pursuant to the Sub-Servicing Agreement, attached hereto as Exhibit 99.6 and dated as of December 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as primary servicer.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated December 8, 2015 and as filed with the Securities and Exchange Commission on December 23, 2015. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

On December 23, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $860,460,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $7,264,520, were approximately $933,918,656. Of the expenses paid by the Registrant, approximately $122,100 were paid directly to affiliates of the Registrant, $1,362,260 in the form of fees were paid to the Underwriters, $529,759 were paid to or for the Underwriters and $5,250,401 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of December 8, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Citigroup Global Markets Inc, SG Americas Securities, LLC and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 4.4	Co-Lender Agreement, dated as of December 1, 2015, by and between the holder of the Harbor Pointe Apartments Pari Passu Companion Loan and the holder of the Harbor Pointe Apartments Mortgage Loan, relating to the relative rights of such holders of the Harbor Pointe Apartments Whole Loan.

Exhibit 4.5	Co-Lender Agreement, dated as of December 1, 2015, by and between the holder of the Anchorage Marriott Downtown Pari Passu Companion Loan and the holder of the Anchorage Marriott Downtown Mortgage Loan, relating to the relative rights of such holders of the Anchorage Marriott Downtown Whole Loan.

Exhibit 4.6	Co-Lender Agreement, dated as of November 17, 2015, by and between the holder of the Harvey Building Products Portfolio Pari Passu Companion Loans and the holder of the Harvey Building Products Portfolio Mortgage Loan, relating to the relative rights of such holders of the Harvey Building Products Portfolio Whole Loan.

Exhibit 4.7	Co-Lender Agreement, dated as of December 1, 2015, by and between the holder of the JW Marriott Santa Monica Le Merigot Pari Passu Companion Loan and the holder of the JW Marriott Santa Monica Le Merigot Mortgage Loan, relating to the relative rights of such holders of the JW Marriott Santa Monica Le Merigot Whole Loan.

Exhibit 4.8	Co-Lender Agreement, dated as of December 23, 2015, by and between each holder of the Empire Mall Pari Passu Companion Loans and the holder of the Empire Mall Mortgage Loan, relating to the relative rights of such holders of the Empire Mall Whole Loan.

Exhibit 4.9	Co-Lender Agreement, dated as of December 14, 2015, by and between the holder of the Heritage Industrial Portfolio Pari Passu Companion Loan and the holder of the Heritage Industrial Portfolio Mortgage Loan, relating to the relative rights of such holders of the Heritage Industrial Portfolio Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 23, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 23, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 8, 2015, which such certification is dated the date hereof.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, among Macquarie US Trading LLC d/b/a Principal Commercial Capital, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, among Ladder Capital Finance LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, between Citigroup Global Markets Realty Corp., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, between Société Générale, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.6	Sub-Servicing Agreement, dated as of December 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2015	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated as of December 8, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Citigroup Global Markets Inc, SG Americas Securities, LLC and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.	(E)

4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and Deutsche Bank Trust Company Americas, as trustee.	(E)

4.3	Pooling and Servicing Agreement, dated as of November 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as trustee.	(E)

4.4	Co-Lender Agreement, dated as of December 1, 2015, by and between the holder of the Harbor Pointe Apartments Pari Passu Companion Loan and the holder of the Harbor Pointe Apartments Mortgage Loan, relating to the relative rights of such holders of the Harbor Pointe Apartments Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.5	Co-Lender Agreement, dated as of December 1, 2015, by and between the holder of the Anchorage Marriott Downtown Pari Passu Companion Loan and the holder of the Anchorage Marriott Downtown Mortgage Loan, relating to the relative rights of such holders of the Anchorage Marriott Downtown Whole Loan.	(E)

4.6	Co-Lender Agreement, dated as of November 17, 2015, by and between the holder of the Harvey Building Products Portfolio Pari Passu Companion Loans and the holder of the Harvey Building Products Portfolio Mortgage Loan, relating to the relative rights of such holders of the Harvey Building Products Portfolio Whole Loan.	(E)

4.7	Co-Lender Agreement, dated as of December 1, 2015, by and between the holder of the JW Marriott Santa Monica Le Merigot Pari Passu Companion Loan and the holder of the JW Marriott Santa Monica Le Merigot Mortgage Loan, relating to the relative rights of such holders of the JW Marriott Santa Monica Le Merigot Whole Loan.	(E)

4.8	Co-Lender Agreement, dated as of December 23, 2015, by and between each holder of the Empire Mall Pari Passu Companion Loans and the holder of the Empire Mall Mortgage Loan, relating to the relative rights of such holders of the Empire Mall Whole Loan.	(E)

4.9	Co-Lender Agreement, dated as of December 14, 2015, by and between the holder of the Heritage Industrial Portfolio Pari Passu Companion Loan and the holder of the Heritage Industrial Portfolio Mortgage Loan, relating to the relative rights of such holders of the Heritage Industrial Portfolio Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 23, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 23, 2015 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 8, 2015, which such certification is dated the date hereof	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, among Macquarie US Trading LLC d/b/a Principal Commercial Capital, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, among Ladder Capital Finance LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, between Citigroup Global Markets Realty Corp., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of December 8, 2015, between Société Générale, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.6	Sub-Servicing Agreement, dated as of December 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as primary servicer.	(E)